Exhibit 10.4

AMENDMENT TO THE
EMPLOYMENT AGREEMENT

    This Amendment (“Amendment”) is entered into as of the 20th day of May 2014, by and between Home Bank (the “Bank”) and Scott A. Ridley (the “Executive”).

WITNESSETH

    WHEREAS, the Bank and the Executive previously entered into an Employment Agreement, dated as of January 27, 2014 (the “Agreement”); and

    WHEREAS, the parties desire to amend the Agreement in order to extend its term, as provided in Section 2(b) thereof.

    NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

    1.   The last sentence in Section 2(a) of the Agreement is amended and restated to read as follows: “The terms and conditions of this Agreement shall be and remain in effect during the period beginning on the Effective Date of this Agreement and ending on June 22, 2016, plus such extensions, if any, as are provided pursuant to Section 2(b) hereof (the “Employment Period”).”

2.   Except to the extent expressly amended hereby, the Agreement shall continue unmodified  and  shall  remain  in full force and effect.

    IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the day and year first written above.

HOME BANK

By:	/s/John W. Bordelon
John W. Bordelon
President and Chief Executive Officer

EXECUTIVE

/s/Scott A. Ridley
Scott A. Ridley